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                                  Exhibit 16

                   Letter on Change in Certifying Accountant

December 18, 2000

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549


Gentlemen:

We have read Item 3 of Part II in Amendment No. 2 Form 10-SB dated December 19, 2000 of VillageEDOCS, Inc. and are in agreement with the statements contained therein insofar as they relate to our firm.


                                                       /s/ CORBIN & WERTZ
                                                       CORBIN & WERTZ
Irvine, California
December 18, 2000